Exhibit 99.1

0	● ●
John R. Buran, President and CEO Commentary
Flushing Financial Corporation Reports GAAP EPS Increase of 128% and Core EPS of 78% Year-Over-Year for the Second Quarter of 2025

"Our second quarter results reflect the continued successful execution of our strategic priorities, building upon the foundational actions we took in the preceding quarters. We are pleased to report another quarter of net interest margin expansion, with both GAAP and Core NIM increasing, which speaks to the effectiveness of our balance sheet repositioning and disciplined approach to funding costs. Particularly encouraging is the strong year-over-year growth in our average noninterest-bearing deposits, which increased 6.4%, further bolstering our funding base. While we remain mindful of the persistent economic uncertainties, our focus on maintaining strong liquidity and capital has resulted in a tangible common equity to tangible assets ratio of 8.04%, a significant improvement from the prior year. The deliberate actions taken in late 2024 and early 2025 are yielding the anticipated benefits, enhancing our profitability and strengthening our financial position. As we look to the second half of the year, we will maintain our disciplined underwriting standards and proactive risk management, ensuring we are well-positioned to navigate the evolving landscape and continue to deliver long-term value to our shareholders."

- John R. Buran, President and CEO

UNIONDALE, N.Y., July 24, 2025 – NIM Expansion and Average Deposit Growth. The Company reported 2Q25 GAAP EPS of $0.41 and Core EPS of $0.32, an increase of 127.8% and 77.8% YoY, respectively. The primary differences between GAAP and Core earnings were fair value adjustments on debt and the reversal of a valuation allowance upon the reclassification of loans held for sale to loans held for investment. During the quarter, the NIM expanded on both a GAAP and Core basis by 3 bps QoQ to 2.54% and 2.52%, respectively as loan repricing largely offset the impact from maturing swaps. Average loans decreased 1.0% YoY but increased 0.1% QoQ, due to maintaining pricing and quality standards. Adherence to these standards, the Bank’s CRE concentration declined to 493% at June 30, 2025, compared to 522% a year ago and 511% at the prior quarter end. Average deposits increased 5.7% YoY and 0.6% QoQ. Average noninterest bearing deposits increased 6.4% YoY and 2.4% QoQ. GAAP and Core pre-provision pre-tax net revenue increased 191.1% and 134.5% YoY to their highest quarterly level since 3Q22 and 4Q22, respectively.

Credit Metrics Stable to Improving and Capital Expands QoQ. NPAs to assets were 75 bps compared to 71 bps the prior quarter. Criticized and classified loans totaled 108 bps of gross loans compared to 133 bps in the prior quarter. Net charge-offs to average loans were 15 bps in 2Q25 compared to 27 bps in 1Q25. TCE/TA1 was 8.04% at June 30, 2025, compared to 7.79% at March 31, 2025.

Key Financial Metrics[2]

	2Q25	1Q25	4Q24	3Q24	2Q24	1H25	1H24
GAAP:
Earnings (Loss) per Share	$0.41	($0.29)	($1.64)	$0.30	$0.18	$0.12	$0.30
ROAA (%)	0.64	(0.43)	(2.17)	0.39	0.24	0.10	0.21
ROAE (%)	8.00	(5.36)	(29.24)	5.30	3.19	1.22	2.69
NIM FTE[3] (%)	2.54	2.51	2.39	2.10	2.05	2.52	2.06
Core:
EPS	$0.32	$0.23	$0.14	$0.26	$0.18	$0.55	$0.33
ROAA (%)	0.50	0.35	0.19	0.34	0.25	0.43	0.22
ROAE (%)	6.29	4.34	2.54	4.59	3.27	5.30	2.92
Core NIM FTE (%)	2.52	2.49	2.25	2.07	2.03	2.51	2.05
Credit Quality:
NPAs/Loans & OREO (%)	0.99	0.95	0.76	0.81	0.82	0.99	0.82
ACLs/Loans (%)	0.62	0.59	0.60	0.59	0.61	0.62	0.61
ACLs/NPLs (%)	83.76	86.54	120.51	117.75	120.58	83.76	120.58
NCOs/Avg Loans (%)	0.15	0.27	0.28	0.18	(0.01)	0.21	-
Balance Sheet:
Avg Loans ($B)	$6.7	$6.7	$6.8	$6.7	$6.7	$6.7	$6.8
Avg Dep ($B)	$7.6	$7.6	$7.4	$7.5	$7.2	$7.6	$7.1
Book Value/Share	$20.91	$20.81	$21.53	$22.94	$22.89	$20.91	$22.89
Tangible BV/Share	$20.89	$20.78	$20.97	$22.29	$22.24	$20.89	$22.24
TCE/TA (%)	8.04	7.79	7.82	7.00	7.12	8.04	7.12

Note: In certain circumstances, reclassifications have been made to prior periods to conform to the current presentation.

1 Tangible Common Equity (“TCE”)/Total Assets (“TA”). 2 See “Reconciliation of GAAP Earnings (Loss) and Core Earnings”, “Reconciliation of GAAP Revenue and Pre-Provision Pre-Tax Net Revenue”, and “Reconciliation of GAAP Net Interest Income Net Interest Margin to Core Net Interest Income and Net Interest Margin.” 3 Net Interest Margin (“NIM”) Fully Taxable Equivalent (“FTE”).

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54001

2Q25 Highlights
●
Net interest margin FTE increased 49 bps YoY and 3 bps QoQ to 2.54%; Core net interest margin FTE increased 49 bps YoY and 3 bps QoQ to 2.52%; Prepayment penalty income, net reversals and recovered interest from nonaccrual and delinquent loans, swap termination fees, net gains and losses from fair value adjustments on hedges, and purchase accounting accretion totaled 6 bps in 2Q25 compared to 3 bps in both 2Q24 and 1Q25
●
Average total deposits increased 5.7% YoY and 0.6% QoQ to $7.6 billion; Average noninterest bearing deposits increased 6.4% YoY and 2.4% QoQ and totaled 11.5% of total average deposits compared to 11.4% in 2Q24 and 11.3% in 1Q25; Average CDs were $2.5 billion, up 1.4% YoY, but down 4.6% QoQ
●
Period end net loans decreased 1.0% YoY and 0.5% QoQ to $6.7 billion; Loan closings were $159.1 million, up 26.3% YoY, but down 8.6% QoQ; Back-to-back swap loan originations were $38.7 million compared to $18.0 million in 1Q25 and generated $0.6 million and $0.3 million of noninterest income, respectively; Loan pipeline decreased 44.8% YoY and 14.4% QoQ to $181.0 million; Approximately 23% of the loan pipeline consists of back-to-back swap loans
●
NPAs totaled $66.1 million (75 bps of assets) in 2Q25 compared to $55.8 million (61 bps) a year ago and $64.3 million (71 bps) in the prior quarter
●
Provision for credit losses was $4.2 million in 2Q25 compared to $0.8 million in 2Q24 and $4.3 million in 1Q25; Net charge-offs  (recoveries) were $2.5 million in 2Q25 compared to $(92,000) in 2Q24 and $4.4 million in 1Q25
●
Tangible Common Equity to Tangible Assets was 8.04% at June 30, 2025, compared to 7.12% at June 30, 2024, and 7.79% at March 31, 2025; Tangible book value per share was $20.89 at June 30, 2025, compared to $22.24 a year ago and $20.78 for the prior quarter

Areas of Focus
Improve Profitability
●
GAAP and Core NIM expanded 3 bps each QoQ to 2.54% and 2.52%, respectively
●
GAAP ROAA and ROAE increased 107 bps and 1,336 bps QoQ; Core ROAA and ROAE improved 15 bps and 195 bps QoQ
●
Tangible book value per share increased 0.5% QoQ to $20.89 at June 30, 2025

Maintain Credit Discipline
●
Approximately 90% of the loan portfolio is collateralized by real estate with an average loan to value of less than 35%[1]
●
Weighted average debt service coverage ratio is approximately 1.8x for multifamily and investor commercial real estate loans
●
Criticized and classified loans are 108 bps of gross loans compared to 113 bps a year ago and 133 bps for the prior quarter
●
Manhattan office buildings exposure is minimal at approximately 0.50% of gross loans

Preserve Strong Liquidity and Capital
●
Maintaining ample liquidity with $3.6 billion of undrawn lines and resources as of June 30, 2025
●
Uninsured and uncollateralized deposits were 17% of total deposits, while uninsured deposits were

35% of total deposits

●
Total average deposits increased by 5.7% YoY and 0.6% QoQ
●
Tangible Common Equity to Tangible Assets was 8.04% at June 30, 2025, up 92 bps YoY and 25 bps QoQ

1 Based on appraisals at origination.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54002

Income Statement Highlights

						YoY	QoQ
($000s, except EPS)	2Q25	1Q25	4Q24	3Q24	2Q24	Change	Change

Net Interest Income	$53,209	$52,989	$51,235	$45,603	$42,776	24.4%	0.4%
Provision for Credit Losses	4,194	4,318	6,440	1,727	809	418.4	(2.9)
Noninterest Income (Loss)	10,277	5,074	(71,022)	6,277	4,216	143.8	102.5
Noninterest Expense	40,356	59,676	45,630	38,696	39,047	3.4	(32.4)
Income (Loss) Before Income Taxes	18,936	(5,931)	(71,857)	11,457	7,136	165.4	(419.3)
Provision (Benefit) for Income Taxes	4,733	3,865	(22,612)	2,551	1,814	160.9	22.5
Net Income (Loss)	$14,203	($9,796)	($49,245)	$8,906	$5,322	166.9	(245.0)
Diluted Earnings (Loss) per Common Share	$0.41	($0.29)	($1.64)	$0.30	$0.18	127.8	(241.4)

Core Net Income[1]	$11,162	$7,931	$4,209	$7,723	$5,456	104.6	40.7
Core EPS[1]	$0.32	$0.23	$0.14	$0.26	$0.18	77.8	39.1

1 See Reconciliation of GAAP (Loss) Earnings and Core Earnings

Net interest income increased YoY and QoQ.

●	Net Interest Margin FTE of 2.54% increased 49 bps YoY and 3 bps QoQ; The cost of funds increased 6 bps QoQ primarily due to swap maturities and forward starting swaps at higher rates; The yield on interest earning assets increased 8 bps QoQ
●	Prepayment penalty income, swap termination fees, net reversals and recoveries of interest from nonaccrual and delinquent loans, net gains and losses from fair value adjustments on hedges, and purchase accounting accretion totaled $1.2 million (6 bps to NIM) in 2Q25 compared to $0.7 million (3 bps to NIM) in 2Q24 and $0.6 million (3 bps to NIM) in 1Q25
●	Excluding the items in the previous bullet, the net interest margin was 2.48% in 2Q25 compared to 2.02% in 2Q24 and 2.48% in 1Q25

The provision for credit losses increased YoY but declined QoQ.

●	Net charge-offs (recoveries) were $2.5 million (15 bps of average loans) in 2Q25 compared to $(92,000) ((1) bp of average loans) in 2Q24 and $4.4 million (27 bps of average loans) in 1Q25

Noninterest income increased YoY and QoQ.

●	Back-to-back swap loan closings of $38.7 million in 2Q25 (compared to $27.4 million in 2Q24 and $18.0 million in 1Q25) generated $0.6 million of noninterest income (compared to $0.5 million in 2Q24 and $0.3 million in 1Q25)
●	Net gains (losses) from fair value adjustments were $1.7 million ($0.04 per share, net of tax) in 2Q25 compared to $0.1 million (less than $0.01 per share, net of tax) in 2Q24 and $(0.2) million (less than $0.01 per share, net of tax) in 1Q25
●	During 2Q25, the Company reclassified $29.5 million of loans held for sale to loans held of investment and reclassifying a $2.6 million mark to market adjustment in net gain (loss) on sale of loans
●	Absent the items in the previous two bullets and other immaterial adjustments, core noninterest income was $6.0 million in 2Q25, up 45.0% YoY and 11.3% QoQ

Noninterest expense increased YoY, but decreased QoQ.

●	Core noninterest expenses were $39.9 million in 2Q25, up 3.7% YoY, but down 4.9% QoQ
●	Seasonal compensational expense was $1.6 million both in 1Q25 and 1Q24
●	The Company recorded a non-recurring, non-cash goodwill impairment charge of approximately $17.6 million ($0.51 per share) in 1Q25; As a result, there is no remaining goodwill

Provision for income taxes was $4.7 million in 2Q25 compared to $1.8 million in 2Q24 and $3.9 million in 1Q25.

●	The effective tax rate was 25.0% in 2Q25 compared to 25.4% in 2Q24 and (65.2)% in 1Q25
●	The effective tax rate in 1Q25 was primarily related to the non-tax deductible goodwill impairment

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54003

Balance Sheet, Credit Quality, and Capital Highlights

						YoY		QoQ
	2Q25	1Q25	4Q24	3Q24	2Q24	Change		Change
Averages ($MM)
Loans	$6,678	$6,672	$6,780	$6,737	$6,748	(1.0)%		0.1%
Total Deposits	7,607	7,561	7,450	7,464	7,196	5.7		0.6

Credit Quality ($000s)
Nonperforming Loans	$49,247	$46,263	$33,318	$34,261	$34,540	42.6%		6.5%
Nonperforming Assets	66,125	64,263	51,318	54,888	55,832	18.4		2.9
Criticized and Classified Loans	72,005	89,673	72,207	68,338	76,485	(5.9)		(19.7)
Criticized and Classified Assets	88,883	107,673	90,207	88,965	97,777	(9.1)		(17.5)
Allowance for Credit Losses/Loans (%)	0.62	0.59	0.60	0.59	0.61	1	bp	3	bps

Capital
Book Value/Share	$20.91	$20.81	$21.53	$22.94	$22.89	(8.7)%		0.5%
Tangible Book Value/Share	20.89	20.78	20.97	22.29	22.24	(6.1)		0.5
Tang. Common Equity/Tang. Assets (%)	8.04	7.79	7.82	7.00	7.12	92	bps	25	bps
Leverage Ratio (%)	8.31	8.12	8.04	7.91	8.18	13		19

Average loans decreased YoY, but increased QoQ.

●	Period end net loans totaled $6.7 billion, down 1.0% YoY and 0.5% QoQ
●	Total loan closings were $159.1 million in 2Q25 compared to $126.0 million in 2Q24 and $174.1 million in 1Q25; the loan pipeline was $181.0 million at June 30, 2025, down 44.8% YoY and 14.4% QoQ
●	The diversified loan portfolio is approximately 90% collateralized by real estate with an average loan-to-value ratio of less than 35%

Average total deposits increased YoY and QoQ.

●	Average noninterest bearing deposits increased 6.4% YoY and 2.4% QoQ and comprised 11.5% of average total deposits in 2Q25 compared to 11.4% a year ago
●	Average CDs totaled $2.5 billion, up 1.4% YoY, but down 4.6% QoQ; approximately $391.2 million of retail CDs are due to mature at an average rate of 3.93% in 3Q25

Credit Quality: Nonperforming loans increased YoY and QoQ.

●	Nonperforming loans were 74 bps of loans in 2Q25 compared to 51 bps in 2Q24 and 69 bps of loans in 1Q25
●	Criticized and classified loans were 108 bps of gross loans at 2Q25 compared to 113 bps at 2Q24 and 133 bps at 1Q25

Capital: Book value per common share and tangible book value per common share, a non-GAAP measure, decreased 8.7% and 6.1% YoY to $20.91 and $20.89, respectively.

●	The Company paid a dividend of $0.22 per share in 2Q25; 807,964 shares remaining subject to repurchase under the authorized stock repurchase program, which has no expiration date or maximum dollar limit
●	Tangible common equity to tangible assets was 8.04% at June 30, 2025, compared to 7.12% at June 30, 2024, and 7.79% at March 31, 2025

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54004

Conference Call Information

Conference Call Information:

●	John R. Buran, President and Chief Executive Officer, and Susan K. Cullen, Senior Executive Vice President and Chief Financial Officer and Treasurer, will host a conference call on Friday, July 25, 2025, at 11:00 AM (ET) to discuss the Company’s second quarter results and strategy.
●	Dial-in for Live Call: 1-877-509-5836; Canada 855-669-9657
●	Webcast: https://event.choruscall.com/mediaframe/webcast.html?webcastid=jGiZ4wOv
●	Dial-in for Replay: 1-877-344-7529; Canada 855-669-9658
●	Replay Access Code: 8971272
●	The conference call will be simultaneously webcast and archived

Third Quarter 2025 Earnings Release Date:

The Company plans to release Third Quarter 2025 financial results after the market close on October 28, 2025, followed by a conference call at 9:30 AM (ET) on October 29, 2025.

A detailed announcement will be issued prior to the third quarter’s close confirming the date and the time of the release.

About Flushing Financial Corporation

Flushing Financial Corporation (Nasdaq: FFIC) is the holding company for Flushing Bank®, an FDIC insured, New York State —chartered commercial bank that operates banking offices in Queens, Brooklyn, Manhattan, and on Long Island. The Bank has been building relationships with families, business owners, and communities since 1929. Today, it offers the products, services, and conveniences associated with large commercial banks, including a full complement of deposit, loan, equipment finance, and cash management services. Rewarding customers with personalized attention and bankers that can communicate in the languages prevalent within these multicultural markets is what makes the Bank uniquely different. As an Equal Housing Lender and leader in real estate lending, the Bank’s experienced lending teams create mortgage solutions for real estate owners and property managers both within and outside the New York City metropolitan area. The Bank also fosters relationships with consumers nationwide through its online banking division with the iGObanking® and BankPurely® brands.

Additional information on Flushing Bank and Flushing Financial Corporation may be obtained by visiting the Company’s website at FlushingBank.com. Flushing Financial Corporation’s earnings release and presentation slides will be available prior to the conference call at www.FlushingBank.com under Investor Relations.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this Press Release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Forward-looking statements may be identified by terms such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “believes”, “estimates”, “predicts”, “forecasts”, “goals”, “potential” or “continue” or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. The Company has no obligation to update these forward-looking statements.

#FF- Statistical Tables Follow -

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54005

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	At or for the three months ended										At or for the six months ended
	June 30,		March 31,		December 31,		September 30,		June 30,		June 30,		June 30,
(Dollars in thousands, except per share data)	2025		2025		2024		2024		2024		2025		2024
Performance Ratios (1)
Return on average assets	0.64%		(0.43)%		(2.17)%		0.39%		0.24%		0.10%		0.21%
Return on average equity	8.00		(5.36)		(29.24)		5.30		3.19		1.22		2.69
Yield on average interest-earning assets (2)	5.59		5.51		5.60		5.63		5.43		5.55		5.37
Cost of average interest-bearing liabilities	3.58		3.50		3.75		4.10		3.95		3.54		3.89
Cost of funds	3.19		3.13		3.35		3.69		3.54		3.16		3.48
Net interest rate spread during period (2)	2.01		2.01		1.85		1.53		1.48		2.01		1.48
Net interest margin (2)	2.54		2.51		2.39		2.10		2.05		2.52		2.06
Noninterest expense to average assets	1.81		2.65		2.01		1.68		1.77		2.23		1.80
Efficiency ratio (3)	67.69		72.21		79.01		77.20		82.57		69.93		84.31
Average interest-earning assets to average interest-bearing liabilities	1.17	X	1.17	X	1.17	X	1.16	X	1.17	X	1.17	X	1.17	X

Average Balances
Total loans, net	$6,678,494		$6,671,922		$6,780,268		$6,737,261		$6,748,140		$6,675,226		$6,776,128
Total interest-earning assets	8,402,582		8,468,913		8,587,482		8,709,671		8,354,994		8,435,565		8,295,076
Total assets	8,918,075		9,015,880		9,071,879		9,203,884		8,830,665		8,966,707		8,769,085
Total deposits	7,607,080		7,560,956		7,449,504		7,463,783		7,195,940		7,584,144		7,138,720
Total interest-bearing liabilities	7,176,399		7,261,100		7,339,707		7,504,517		7,140,068		7,218,514		7,077,498
Stockholders' equity	709,839		731,592		673,588		672,762		667,557		720,656		668,371

Per Share Data
Book value per common share (4)	$20.91		$20.81		$21.53		$22.94		$22.89		$20.91		$22.89
Tangible book value per common share (5)	$20.89		$20.78		$20.97		$22.29		$22.24		$20.89		$22.24

Stockholders' Equity
Stockholders' equity	$706,377		$702,851		$724,539		$666,891		$665,322		$706,377		$665,322
Tangible stockholders' equity	705,437		701,822		705,780		648,035		646,364		705,437		646,364

Consolidated Regulatory Capital Ratios
Tier 1 capital	$740,871		$730,950		$731,958		$735,984		$733,308		$740,871		$733,308
Common equity Tier 1 capital	695,099		683,670		685,004		689,902		686,630		695,099		686,630
Total risk-based capital	972,517		961,704		962,272		967,242		965,819		972,517		965,819
Risk Weighted Assets	6,675,621		6,719,291		6,762,048		6,790,253		6,718,568		6,675,621		6,718,568

Tier 1 leverage capital (well capitalized = 5%)	8.31%		8.12%		8.04%		7.91%		8.18%		8.31%		8.18%
Common equity Tier 1 risk-based capital (well capitalized = 6.5%)	10.41		10.17		10.13		10.16		10.22		10.41		10.22
Tier 1 risk-based capital (well capitalized = 8.0%)	11.10		10.88		10.82		10.84		10.91		11.10		10.91
Total risk-based capital (well capitalized = 10.0%)	14.57		14.31		14.23		14.24		14.38		14.57		14.38

Capital Ratios
Average equity to average assets	7.96%		8.11%		7.43%		7.31%		7.56%		8.04%		7.62%
Equity to total assets	8.05		7.80		8.02		7.19		7.31		8.05		7.31
Tangible common equity to tangible assets (6)	8.04		7.79		7.82		7.00		7.12		8.04		7.12

Asset Quality
Nonaccrual loans	$49,247		$46,263		$33,318		$34,261		$34,540		$49,247		$34,540
Nonperforming loans	49,247		46,263		33,318		34,261		34,540		49,247		34,540
Nonperforming assets	66,125		64,263		51,318		54,888		55,832		66,125		55,832
Net charge-offs (recoveries)	2,549		4,427		4,736		3,036		(92)		6,976		(88)

Asset Quality Ratios
Nonperforming loans to gross loans	0.74%		0.69%		0.49%		0.50%		0.51%		0.74%		0.51%
Nonperforming assets to total assets	0.75		0.71		0.57		0.59		0.61		0.75		0.61
Allowance for credit losses to gross loans	0.62		0.59		0.60		0.59		0.61		0.62		0.61
Allowance for credit losses to nonperforming assets	62.38		62.30		78.24		73.50		74.60		62.38		74.60
Allowance for credit losses to nonperforming loans	83.76		86.54		120.51		117.75		120.58		83.76		120.58
Net charge-offs (recoveries) to average loans	0.15		0.27		0.28		0.18		(0.01)		0.21		—

Full-service customer facilities	29		28		28		28		27		29		27

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54006

(1)	Ratios are presented on an annualized basis, where appropriate.
(2)	Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.
(3)

Efficiency ratio, a non-GAAP measure, was calculated by dividing core noninterest expense (excluding OREO expense and the net gain/loss from the sale of OREO) by the total of core net interest income and core noninterest income.

(4)	Calculated by dividing stockholders’ equity by shares outstanding.
(5)

Calculated by dividing tangible stockholders’ common equity, a non-GAAP measure, by shares outstanding. Tangible stockholders’ common equity is stockholders’ equity less intangible assets. See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.

(6)	See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54007

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(Unaudited)

	For the three months ended					For the six months ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(In thousands, except per share data)	2025	2025	2024	2024	2024	2025	2024
Interest and Dividend Income
Interest and fees on loans	$95,005	$93,032	$94,111	$95,780	$92,728	$188,037	$185,687
Interest and dividends on securities:
Interest	20,186	21,413	24,111	24,215	18,209	41,599	30,750
Dividends	28	28	31	33	33	56	66
Other interest income	2,183	2,063	1,787	2,565	2,260	4,246	6,226
Total interest and dividend income	117,402	116,536	120,040	122,593	113,230	233,938	222,729
Interest Expense
Deposits	59,037	57,174	59,728	66,150	60,893	116,211	118,758
Other interest expense	5,156	6,373	9,077	10,840	9,561	11,529	18,798
Total interest expense	64,193	63,547	68,805	76,990	70,454	127,740	137,556
Net Interest Income	53,209	52,989	51,235	45,603	42,776	106,198	85,173
Provision for credit losses	4,194	4,318	6,440	1,727	809	8,512	1,401
Net Interest Income After Provision for Credit Losses	49,015	48,671	44,795	43,876	41,967	97,686	83,772
Noninterest Income (Loss)
Banking services fee income	1,948	1,521	2,180	1,790	1,583	3,469	2,977
Net loss on sale of securities	—	—	(72,315)	—	—	—	—
Net gain (loss) on sale of loans	2,757	630	(3,836)	137	26	3,387	136
Net gain (loss) from fair value adjustments	1,656	(152)	(1,136)	974	57	1,504	(777)
Federal Home Loan Bank of New York stock dividends	428	697	754	624	669	1,125	1,412
Life insurance proceeds	—	—	284	1	—	—	—
Bank owned life insurance	2,835	1,574	2,322	1,260	1,223	4,409	2,423
Other income	653	804	725	1,491	658	1,457	1,129
Total noninterest income (loss)	10,277	5,074	(71,022)	6,277	4,216	15,351	7,300
Noninterest Expense
Salaries and employee benefits	22,648	22,896	25,346	22,216	21,723	45,544	43,836
Occupancy and equipment	4,005	4,092	3,880	3,745	3,713	8,097	7,492
Professional services	3,452	2,885	2,516	2,752	2,786	6,337	5,578
FDIC deposit insurance	1,508	1,709	2,005	1,318	1,322	3,217	2,974
Data processing	1,806	1,868	1,697	1,681	1,785	3,674	3,512
Depreciation and amortization	1,367	1,373	1,412	1,436	1,425	2,740	2,882
Other real estate owned/foreclosure expense	220	345	276	135	125	565	270
Gain on sale of other real estate owned	—	—	—	(174)	—	—	—
Prepayment penalty on borrowings	—	—	2,572	—	—	—	—
Impairment of goodwill	—	17,636	—	—	—	17,636	—
Other operating expenses	5,350	6,872	5,926	5,587	6,168	12,222	12,395
Total noninterest expense	40,356	59,676	45,630	38,696	39,047	100,032	78,939
Income (Loss) Before Provision (Benefit) for Income Taxes	18,936	(5,931)	(71,857)	11,457	7,136	13,005	12,133

Provision (Benefit) for income taxes	4,733	3,865	(22,612)	2,551	1,814	8,598	3,127
Net Income (Loss)	$14,203	$(9,796)	$(49,245)	$8,906	$5,322	$4,407	$9,006
Dividends paid and earnings allocated to participating securities	(127)	(132)	(90)	(126)	(99)	(259)	(204)
Income (Loss) attributable to common stock	$14,076	$(9,928)	$(49,335)	$8,780	$5,223	$8,857	$3,331
Divided by:
Weighted average common shares outstanding and participating securities	34,511	34,474	30,519	29,742	29,789	34,493	29,765
Weighted average participating securities	(582)	(542)	(414)	(423)	(458)	(562)	(452)
Total weighted average common shares outstanding	33,929	33,932	30,105	29,319	29,331	33,931	29,313

Basic earnings (loss) per common share	$0.41	$(0.29)	$(1.64)	$0.30	$0.18	$0.12	$0.30
Diluted earnings (loss) per common share (1)	$0.41	$(0.29)	$(1.64)	$0.30	$0.18	$0.12	$0.30
Dividends per common share	$0.22	$0.22	$0.22	$0.22	$0.22	$0.44	$0.44

(1)	There were no common stock equivalents outstanding during the periods presented.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54008

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in thousands)	2025	2025	2024	2024	2024
ASSETS
Cash and due from banks	$150,123	$271,912	$152,574	$267,643	$156,913
Securities held-to-maturity:
Mortgage-backed securities	7,826	7,831	7,836	7,841	7,846
Other securities, net	43,005	43,319	43,649	63,859	64,166
Securities available for sale:
Mortgage-backed securities	828,756	879,566	911,636	926,731	869,494
Other securities	563,031	570,578	586,269	687,518	679,117
Loans held for sale	—	29,624	70,098	—	—
Loans	6,709,601	6,741,835	6,745,848	6,818,328	6,777,026
Allowance for credit losses	(41,247)	(40,037)	(40,152)	(40,342)	(41,648)
Net loans	6,668,354	6,701,798	6,705,696	6,777,986	6,735,378
Interest and dividends receivable	59,607	61,510	62,036	64,369	62,752
Bank premises and equipment, net	18,145	18,181	17,852	18,544	19,426
Federal Home Loan Bank of New York stock	23,773	18,475	38,096	32,745	46,331
Bank owned life insurance	222,583	219,748	218,174	217,200	215,940
Goodwill	—	—	17,636	17,636	17,636
Core deposit intangibles	940	1,029	1,123	1,220	1,322
Right of use asset	49,759	43,870	45,800	44,787	46,636
Other assets	140,622	140,955	160,497	152,807	174,283
Total assets	$8,776,524	$9,008,396	$9,038,972	$9,280,886	$9,097,240

LIABILITIES
Total deposits	$7,289,352	$7,718,218	$7,178,933	$7,572,395	$6,906,863
Borrowed funds	600,171	421,542	916,054	846,123	1,316,565
Operating lease liability	50,102	44,385	46,443	45,437	47,485
Other liabilities	130,522	121,400	173,003	150,040	161,005
Total liabilities	8,070,147	8,305,545	8,314,433	8,613,995	8,431,918

STOCKHOLDERS' EQUITY
Preferred stock (5,000,000 shares authorized; none issued)	—	—	—	—	—
Common stock ($0.01 par value; 100,000,000 shares authorized)	387	387	387	341	341
Additional paid-in capital	325,162	324,290	326,671	261,274	260,585
Retained earnings	481,077	474,472	492,003	547,708	545,345
Treasury stock	(98,985)	(98,993)	(101,655)	(101,633)	(101,633)
Accumulated other comprehensive loss, net of taxes	(1,264)	2,695	7,133	(40,799)	(39,316)
Total stockholders' equity	706,377	702,851	724,539	666,891	665,322

Total liabilities and stockholders' equity	$8,776,524	$9,008,396	$9,038,972	$9,280,886	$9,097,240

(In thousands)
Issued shares	38,678	38,678	38,678	34,088	34,088
Outstanding shares	33,777	33,777	33,659	29,069	29,069
Treasury shares	4,901	4,901	5,019	5,019	5,019

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54009

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

AVERAGE BALANCE SHEETS

(Unaudited)

	For the three months ended					For the six months ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(In thousands)	2025	2025	2024	2024	2024	2025	2024
Interest-earning Assets:
Loans held for sale	$24,708	$64,085	$762	$—	$—	$44,288	$—
Mortgage loans, net	5,260,610	5,261,261	5,358,490	5,337,170	5,338,614	5,260,934	5,346,110
Commercial Business loans, net	1,417,884	1,410,661	1,421,778	1,400,091	1,409,526	1,414,292	1,430,018
Total loans, net	6,678,494	6,671,922	6,780,268	6,737,261	6,748,140	6,675,226	6,776,128
Mortgage-backed securities	863,573	895,097	919,587	984,383	691,802	879,248	577,368
Other taxable securities, net	573,730	585,219	652,755	714,161	663,975	579,443	627,089
Other tax-exempt securities	43,489	43,813	64,531	65,070	65,451	43,650	65,695
Total securities, net	1,480,792	1,524,129	1,636,873	1,763,614	1,421,228	1,502,341	1,270,152
Interest-earning deposits and federal funds sold	218,588	208,777	169,579	208,796	185,626	213,710	248,796
Total interest-earning assets	8,402,582	8,468,913	8,587,482	8,709,671	8,354,994	8,435,565	8,295,076
Other assets	515,493	546,967	484,397	494,213	475,671	531,142	474,009
Total assets	$8,918,075	$9,015,880	$9,071,879	$9,203,884	$8,830,665	$8,966,707	$8,769,085

Interest-bearing Liabilities:
Deposits:
Savings accounts	$94,884	$98,224	$99,669	$102,196	$103,335	$96,545	$104,774
NOW accounts	2,388,559	2,215,683	2,024,600	1,886,387	2,017,085	2,302,598	1,976,168
Money market accounts	1,665,625	1,716,358	1,686,614	1,673,499	1,714,085	1,690,851	1,719,899
Certificate of deposit accounts	2,477,716	2,596,714	2,681,742	2,884,280	2,443,047	2,536,886	2,424,665
Total due to depositors	6,626,784	6,626,979	6,492,625	6,546,362	6,277,552	6,626,880	6,225,506
Mortgagors' escrow accounts	104,761	78,655	87,120	71,965	95,532	91,780	84,677
Total interest-bearing deposits	6,731,545	6,705,634	6,579,745	6,618,327	6,373,084	6,718,660	6,310,183
Borrowings	444,854	555,466	759,962	886,190	766,984	499,854	767,315
Total interest-bearing liabilities	7,176,399	7,261,100	7,339,707	7,504,517	7,140,068	7,218,514	7,077,498
Noninterest-bearing demand deposits	875,535	855,322	869,759	845,456	822,856	865,484	828,537
Other liabilities	156,302	167,866	188,825	181,149	200,184	162,053	194,679
Total liabilities	8,208,236	8,284,288	8,398,291	8,531,122	8,163,108	8,246,051	8,100,714
Equity	709,839	731,592	673,588	672,762	667,557	720,656	668,371
Total liabilities and equity	$8,918,075	$9,015,880	$9,071,879	$9,203,884	$8,830,665	$8,966,707	$8,769,085

Net interest-earning assets	$1,226,183	$1,207,813	$1,247,775	$1,205,154	$1,214,926	$1,217,051	$1,217,578

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540010

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

NET INTEREST INCOME AND NET INTEREST MARGIN

(Unaudited)

	For the three months ended										For the six months ended
	June 30,		March 31,		December 31,		September 30,		June 30,		June 30,		June 30,
(Dollars in thousands)	2025		2025		2024		2024		2024		2025		2024
Interest Income:
Loans held for sale	$247		$664		$7		$—		$—		$911		$—
Mortgage loans, net	74,240		72,391		73,252		74,645		71,968		146,631		143,540
Commercial Business loans, net	20,518		19,977		20,852		21,135		20,760		40,495		42,147
Total loans, net	94,758		92,368		94,104		95,780		92,728		187,126		185,687
Mortgage-backed securities	11,709		12,528		13,884		12,443		7,462		24,237		11,158
Other taxable securities, net	8,143		8,553		9,887		11,431		10,408		16,696		18,912
Other tax-exempt securities	458		456		469		474		470		914		944
Total securities, net	20,310		21,537		24,240		24,348		18,340		41,847		31,014
Interest-earning deposits and federal funds sold	2,183		2,063		1,787		2,565		2,260		4,246		6,226
Total interest-earning assets	117,498		116,632		120,138		122,693		113,328		234,130		222,927
Interest Expense:
Deposits:
Savings accounts	$98		$110		$113		$122		$115		$208		$237
NOW accounts	21,111		18,915		18,390		18,795		20,007		40,026		38,498
Money market accounts	15,323		15,372		15,909		17,485		17,326		30,695		34,598
Certificate of deposit accounts	22,443		22,710		25,258		29,676		23,383		45,153		45,301
Total due to depositors	58,975		57,107		59,670		66,078		60,831		116,082		118,634
Mortgagors' escrow accounts	62		67		58		72		62		129		124
Total interest-bearing deposits	59,037		57,174		59,728		66,150		60,893		116,211		118,758
Borrowings	5,156		6,373		9,077		10,840		9,561		11,529		18,798
Total interest-bearing liabilities	64,193		63,547		68,805		76,990		70,454		127,740		137,556
Net interest income- tax equivalent	$53,305		$53,085		$51,333		$45,703		$42,874		$106,390		$85,371
Included in net interest income above:
Episodic items (1)	$878		$294		$648		$1,647		$369		$1,172		$1,297
Net gains/(losses) from fair value adjustments on hedges included in net interest income	64		56		2,911		554		177		120		(10)
Purchase accounting adjustments	257		252		191		155		182		509		453
Interest-earning Assets Yields:
Loans held for sale	4.00%		4.14%		3.67%		—%		—%		4.11%		—%
Mortgage loans, net	5.64		5.50		5.47		5.59		5.39		5.57		5.37
Commercial Business loans, net	5.79		5.66		5.87		6.04		5.89		5.73		5.89
Total loans, net	5.68		5.54		5.55		5.69		5.50		5.61		5.48
Mortgage-backed securities	5.42		5.60		6.04		5.06		4.31		5.51		3.87
Other taxable securities, net	5.68		5.85		6.06		6.40		6.27		5.76		6.03
Other tax-exempt securities (2)	4.21		4.16		2.91		2.91		2.87		4.19		2.87
Total securities, net	5.49		5.65		5.92		5.52		5.16		5.57		4.88
Interest-earning deposits and federal funds sold	3.99		3.95		4.22		4.91		4.87		3.97		5.00
Total interest-earning assets (1)	5.59%		5.51%		5.60%		5.63%		5.43%		5.55%		5.37%
Interest-bearing Liabilities Yields:
Deposits:
Savings accounts	0.41%		0.45%		0.45%		0.48%		0.45%		0.43%		0.45%
NOW accounts	3.54		3.41		3.63		3.99		3.97		3.48		3.90
Money market accounts	3.68		3.58		3.77		4.18		4.04		3.63		4.02
Certificate of deposit accounts	3.62		3.50		3.77		4.12		3.83		3.56		3.74
Total due to depositors	3.56		3.45		3.68		4.04		3.88		3.50		3.81
Mortgagors' escrow accounts	0.24		0.34		0.27		0.40		0.26		0.28		0.29
Total interest-bearing deposits	3.51		3.41		3.63		4.00		3.82		3.46		3.76
Borrowings	4.64		4.59		4.78		4.89		4.99		4.61		4.90
Total interest-bearing liabilities	3.58%		3.50%		3.75%		4.10%		3.95%		3.54%		3.89%
Net interest rate spread (tax equivalent) (1)	2.01%		2.01%		1.85%		1.53%		1.48%		2.01%		1.48%
Net interest margin (tax equivalent) (1)	2.54%		2.51%		2.39%		2.10%		2.05%		2.52%		2.06%
Ratio of interest-earning assets to interest-bearing liabilities	1.17	X	1.17	X	1.17	X	1.16	X	1.17	X	1.17	X	1.17	X

(1)	Episodic items include prepayment penalty income, net reversals and recovered interest from nonaccrual and delinquent loans, and swap terminations fees.
(2)	Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540011

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

DEPOSIT and LOAN COMPOSITION

(Unaudited)

Deposit Composition

						2Q25 vs.	2Q25 vs.
	June 30,	March 31,	December 31,	September 30,	June 30,	1Q25	2Q24
(Dollars in thousands)	2025	2025	2024	2024	2024	% Change	% Change
Noninterest bearing	$899,602	$863,714	$836,545	$860,930	$825,327	4.2%	9.0%
Interest bearing:
Certificate of deposit accounts	2,452,624	2,592,026	2,650,164	2,875,486	2,435,894	(5.4)	0.7
Savings accounts	92,699	97,624	98,964	100,279	103,296	(5.0)	(10.3)
Money market accounts	1,601,948	1,681,608	1,686,109	1,659,027	1,710,376	(4.7)	(6.3)
NOW accounts	2,174,124	2,393,482	1,854,069	2,003,301	1,774,268	(9.2)	22.5
Total interest-bearing deposits	6,321,395	6,764,740	6,289,306	6,638,093	6,023,834	(6.6)	4.9
Total due to depositors	7,220,997	7,628,454	7,125,851	7,499,023	6,849,161	(5.3)	5.4
Mortgagors' escrow deposits	68,355	89,764	53,082	73,372	57,702	(23.9)	18.5
Total deposits	$7,289,352	$7,718,218	$7,178,933	$7,572,395	$6,906,863	(5.6)%	5.5%

Loan Composition

						2Q25 vs.	2Q25 vs.
	June 30,	March 31,	December 31,	September 30,	June 30,	1Q25	2Q24
(Dollars in thousands)	2025	2025	2024	2024	2024	% Change	% Change
Multifamily residential	$2,487,610	$2,531,628	$2,527,222	$2,638,863	$2,631,751	(1.7)%	(5.5)%
Commercial real estate	1,987,523	1,953,710	1,973,124	1,929,093	1,894,509	1.7	4.9
One-to-four family ― mixed use property	493,846	501,562	511,222	515,511	518,510	(1.5)	(4.8)
One-to-four family ― residential	258,608	269,492	244,282	252,293	261,716	(4.0)	(1.2)
Construction	46,798	63,474	60,399	63,674	65,161	(26.3)	(28.2)
Mortgage loans	5,274,385	5,319,866	5,316,249	5,399,434	5,371,647	(0.9)	(1.8)

Small Business Administration	15,473	14,713	19,925	19,368	13,957	5.2	10.9
Commercial business and other	1,407,792	1,396,597	1,401,602	1,387,965	1,389,711	0.8	1.3
Commercial Business loans	1,423,265	1,411,310	1,421,527	1,407,333	1,403,668	0.8	1.4

Gross loans	6,697,650	6,731,176	6,737,776	6,806,767	6,775,315	(0.5)	(1.1)
Net unamortized (premiums) and unearned loan (cost) fees (1)	11,951	10,659	8,072	11,561	1,711	12.1	598.5
Allowance for credit losses	(41,247)	(40,037)	(40,152)	(40,342)	(41,648)	3.0	(1.0)
Net loans	$6,668,354	$6,701,798	$6,705,696	$6,777,986	$6,735,378	(0.5)%	(1.0)%

(1)

Includes $2.3 million, $2.6 million, $2.8 million, $3.1 million, and $3.4 million of purchase accounting unamortized discount resulting from the acquisition of Empire Bancorp at June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024, and June 30, 2024, respectively.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540012

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

LOAN CLOSINGS and RATES

(Unaudited)

Loan Closings

	For the three months ended					For the six months ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(In thousands)	2025	2025	2024	2024	2024	2025	2024
Multifamily residential	$8,546	$21,183	$25,232	$50,528	$27,966	$29,729	$39,771
Commercial real estate	57,533	22,916	75,285	56,713	20,573	80,449	30,613
One-to-four family – mixed use property	3,039	1,842	6,622	5,709	3,980	4,881	4,730
One-to-four family – residential	411	35,206	739	1,705	689	35,617	53,228
Construction	2,469	3,275	9,338	5,063	4,594	5,744	6,489
Mortgage loans	71,998	84,422	117,216	119,718	57,802	156,420	134,831

Small Business Administration	2,457	1,250	1,368	5,930	—	3,707	—
Commercial business and other	84,721	88,404	106,580	91,447	68,162	173,125	121,117
Commercial Business loans	87,178	89,654	107,948	97,377	68,162	176,832	121,117

Total Closings	$159,176	$174,076	$225,164	$217,095	$125,964	$333,252	$255,948

Weighted Average Rate on Loan Closings

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
Loan type	2025	2025	2024	2024	2024
Mortgage loans	6.87%	6.68%	7.12%	7.31%	7.58%
Commercial Business loans	7.25	7.28	7.45	7.75	7.94
Total loans	7.08%	6.99%	7.28%	7.51%	7.77%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540013

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

ASSET QUALITY

(Unaudited)

Allowance for Credit Losses

	For the three months ended					For the six months ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(Dollars in thousands)	2025	2025	2024	2024	2024	2025	2024
Allowance for credit losses - loans
Beginning balances	$40,037	$40,152	$40,342	$41,648	$40,752	$40,152	$40,161

Net loan charge-off (recoveries):
Multifamily residential	1,677	4	(1)	—	(1)	1,681	(1)
Commercial real estate	72	—	421	—	—	72	—
One-to-four family – mixed-use property	—	—	—	—	(2)	—	(2)
One-to-four family – residential	—	—	(41)	(58)	(2)	—	11
Small Business Administration	(4)	(40)	(4)	(1)	(91)	(44)	(96)
Commercial business and other	804	4,463	4,361	3,095	4	5,267	—
Total net loan charge-offs (recoveries)	2,549	4,427	4,736	3,036	(92)	6,976	(88)

Provision (benefit) for loan losses	3,759	4,312	4,546	1,730	804	8,071	1,399

Ending balance	$41,247	$40,037	$40,152	$40,342	$41,648	$41,247	$41,648

Gross charge-offs	$2,857	$4,471	$4,790	$3,110	$11	$7,328	$69
Gross recoveries	308	44	54	74	103	352	157

Allowance for credit losses - loans to gross loans	0.62%	0.59%	0.60%	0.59%	0.61%	0.62%	0.61%
Net loan charge-offs (recoveries) to average loans	0.15	0.27	0.28	0.18	(0.01)	0.21	—

Nonperforming Assets

	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in thousands)	2025	2025	2024	2024	2024
Nonaccrual Loans:
Multifamily residential	12,364	25,952	11,031	9,478	13,774
Commercial real estate	23,481	6,703	6,283	6,705	—
One-to-four family - mixed-use property	422	426	116	369	909
One-to-four family - residential	2,277	1,225	1,428	1,493	3,633
Small Business Administration	2,445	2,445	2,445	2,445	2,552
Commercial business and other	8,258	9,512	12,015	13,771	13,672
Total Nonaccrual loans	49,247	46,263	33,318	34,261	34,540

Total Nonperforming Loans (NPLs)	49,247	46,263	33,318	34,261	34,540

Other Nonperforming Assets:
Real estate acquired through foreclosure	—	—	—	—	665
Total Other nonperforming assets	—	—	—	—	665

Total Nonaccrual HTM Securities	16,878	18,000	18,000	20,627	20,627

Total Nonperforming Assets	$66,125	$64,263	$51,318	$54,888	$55,832

Nonperforming Assets to Total Assets	0.75%	0.71%	0.57%	0.59%	0.61%
Allowance for Credit Losses to NPLs	83.8%	86.5%	120.5%	117.7%	120.6%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540014

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS (LOSS) and CORE EARNINGS

Non-cash Fair Value Adjustments to GAAP Earnings (Loss)

The variance in GAAP earnings (loss) and core earnings is partly driven by the impact of non-cash net gains and losses from fair value adjustments. These fair value adjustments relate primarily to borrowings carried at fair value under the fair value option.

Core Net Income, Core Diluted EPS, Core ROAE, Core ROAA, Pre-provision Pre-tax Net Revenue, Core Net Interest Income FTE, Core Net Interest Margin FTE, Core Interest Income and Yield on Total Loans, Core Noninterest Income, Core Noninterest Expense and Tangible Book Value per common share are each non-GAAP measures used in this release. A reconciliation to the most directly comparable GAAP financial measures appears below in tabular form. The Company believes that these measures are useful for both investors and management to understand the effects of certain interest and noninterest items and provide an alternative view of the Company’s performance over time and in comparison, to the Company’s competitors. These measures should not be viewed as a substitute for net income. The Company believes that tangible book value per common share is useful for both investors and management as this measure is commonly used by financial institutions, regulators, and investors to measure the capital adequacy of financial institutions. The Company believes these measures facilitate comparison of the quality and composition of the Company’s capital over time and in comparison, to its competitors. These measures should not be viewed as a substitute for total shareholders’ equity.

These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540015

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS (LOSS) and CORE EARNINGS

(Unaudited)

	For the three months ended					For the six months ended
(Dollars in thousands,	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
except per share data)	2025	2025	2024	2024	2024	2025	2024

GAAP income (loss) before income taxes	$18,936	$(5,931)	$(71,857)	$11,457	$7,136	$13,005	$12,133

Net (gain) loss from fair value adjustments (Noninterest income (loss))	(1,656)	152	1,136	(974)	(57)	(1,504)	777
Net loss on sale of securities (Noninterest income (loss))	—	—	72,315	—	—	—	—
Life insurance proceeds (Noninterest income (loss))	—	—	(284)	(1)	—	—	—
Valuation allowance on loans transferred to held for sale (Noninterest income (loss))	(2,590)	194	3,836	—	—	(2,396)	—
Net (gain) loss from fair value adjustments on hedges (Net interest income)	(64)	(56)	(2,911)	(554)	(177)	(120)	10
Prepayment penalty on borrowings (Noninterest expense)	—	—	2,572	—	—	—	—
Net amortization of purchase accounting adjustments and intangibles (Various)	(176)	(167)	(101)	(62)	(85)	(343)	(254)
Impairment of goodwill (Noninterest expense)	—	17,636	—	—	—	17,636	—
Miscellaneous expense (Professional services)	395	(1)	218	10	494	394	494

Core income before taxes	14,845	11,827	4,924	9,876	7,311	26,672	13,160

Provision for core income taxes	3,683	3,896	715	2,153	1,855	7,579	3,392

Core net income	$11,162	$7,931	$4,209	$7,723	$5,456	$19,093	$9,768

GAAP diluted earnings (loss) per common share	$0.41	$(0.29)	$(1.64)	$0.30	$0.18	$0.12	$0.30
Net (gain) loss from fair value adjustments, net of tax	(0.04)	—	0.03	(0.02)	(0.01)	(0.03)	0.02
Net loss on sale of securities, net of tax	—	—	1.65	—	—	—	—
Life insurance proceeds	—	—	(0.01)	—	—	—	—
Valuation allowance on loans transferred to held for sale, net of tax	(0.06)	—	0.09	—	—	(0.05)	—
Net (gain) loss from fair value adjustments on hedges, net of tax	—	—	(0.05)	(0.01)	—	—	—
Prepayment penalty on borrowings, net of tax	—	—	0.04	—	—	—	—
Net amortization of purchase accounting adjustments, net of tax	—	—	—	—	—	(0.01)	(0.01)
Impairment of goodwill	—	0.51	—	—	—	0.51	—
Miscellaneous expense, net of tax	0.01	—	—	—	0.01	0.01	0.01
Loss not attributable to participating securities	—	—	0.03	—	—	—	—

Core diluted earnings per common share(1)	$0.32	$0.23	$0.14	$0.26	$0.18	$0.55	$0.33

Core net income, as calculated above	$11,162	$7,931	$4,209	$7,723	$5,456	$19,093	$9,768
Average assets	8,918,075	9,015,880	9,060,481	9,203,884	8,830,665	8,966,707	8,769,085
Average equity	709,839	731,592	662,190	672,762	667,557	720,656	668,371
Core return on average assets(2)	0.50%	0.35%	0.19%	0.34%	0.25%	0.43%	0.22%
Core return on average equity(2)	6.29%	4.34%	2.54%	4.59%	3.27%	5.30%	2.92%

(1)	Core diluted earnings per common share may not foot due to rounding.
(2)	Ratios are calculated on an annualized basis.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540016

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP REVENUE and PRE-PROVISION

PRE-TAX NET REVENUE

(Unaudited)

	For the three months ended					For the six months ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(Dollars in thousands)	2025	2025	2024	2024	2024	2025	2024

GAAP Net interest income	$53,209	$52,989	$51,235	$45,603	$42,776	$106,198	$85,173
Net (gain) loss from fair value adjustments on hedges	(64)	(56)	(2,911)	(554)	(177)	(120)	10
Net amortization of purchase accounting adjustments	(257)	(252)	(191)	(155)	(182)	(509)	(453)
Core Net interest income	$52,888	$52,681	$48,133	$44,894	$42,417	$105,569	$84,730

GAAP Noninterest income (loss)	$10,277	$5,074	$(71,022)	$6,277	$4,216	$15,351	$7,300
Net (gain) loss from fair value adjustments	(1,656)	152	1,136	(974)	(57)	(1,504)	777
Net loss on sale of securities	—	—	72,315	—	—	—	—
(Reversal) Valuation allowance on loans transferred to held for sale	(2,590)	194	3,836	—	—	(2,396)	—
Life insurance proceeds	—	—	(284)	(1)	—	—	—
Core Noninterest income	$6,031	$5,420	$5,981	$5,302	$4,159	$11,451	$8,077

GAAP Noninterest expense	$40,356	$59,676	$45,630	$38,696	$39,047	$100,032	$78,939
Prepayment penalty on borrowings	—	—	(2,572)	—	—	—	—
Net amortization of purchase accounting adjustments	(81)	(85)	(90)	(93)	(97)	(166)	(199)
Impairment of goodwill	—	(17,636)	—	—	—	(17,636)	—
Miscellaneous expense	(395)	1	(218)	(10)	(494)	(394)	(494)
Core Noninterest expense	$39,880	$41,956	$42,750	$38,593	$38,456	$81,836	$78,246

Net interest income	$53,209	$52,989	$51,235	$45,603	$42,776	$106,198	$85,173
Noninterest income (loss)	10,277	5,074	(71,022)	6,277	4,216	15,351	7,300
Noninterest expense	(40,356)	(59,676)	(45,630)	(38,696)	(39,047)	(100,032)	(78,939)
Pre-provision pre-tax net (loss) revenue	$23,130	$(1,613)	$(65,417)	$13,184	$7,945	$21,517	$13,534

Core:
Net interest income	$52,888	$52,681	$48,133	$44,894	$42,417	$105,569	$84,730
Noninterest income	6,031	5,420	5,981	5,302	4,159	11,451	8,077
Noninterest expense	(39,880)	(41,956)	(42,750)	(38,593)	(38,456)	(81,836)	(78,246)
Pre-provision pre-tax net revenue	$19,039	$16,145	$11,364	$11,603	$8,120	$35,184	$14,561
Efficiency Ratio	67.7%	72.2%	79.0%	77.2%	82.6%	69.9%	84.3%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540017

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP NET INTEREST INCOME and NET INTEREST MARGIN

to CORE NET INTEREST INCOME

(Unaudited)

	For the three months ended					For the six months ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(Dollars in thousands)	2025	2025	2024	2024	2024	2025	2024
GAAP net interest income	$53,209	$52,989	$51,235	$45,603	$42,776	$106,198	$85,173
Net (gain) loss from fair value adjustments on hedges	(64)	(56)	(2,911)	(554)	(177)	(120)	10
Net amortization of purchase accounting adjustments	(257)	(252)	(191)	(155)	(182)	(509)	(453)
Tax equivalent adjustment	96	96	98	100	98	192	198
Core net interest income FTE	$52,984	$52,777	$48,231	$44,994	$42,515	$105,761	$84,928
Episodic items (1)	(878)	(294)	(648)	(1,647)	(369)	(1,172)	(1,297)
Net interest income FTE excluding episodic items	$52,106	$52,483	$47,583	$43,347	$42,146	$104,589	$83,631

Total average interest-earning assets (2)	$8,405,053	$8,471,609	$8,590,022	$8,712,443	$8,358,006	$8,438,149	$8,298,199
Core net interest margin FTE	2.52%	2.49%	2.25%	2.07%	2.03%	2.51%	2.05%
Net interest margin FTE excluding episodic items	2.48%	2.48%	2.22%	1.99%	2.02%	2.48%	2.02%

GAAP interest income on total loans, net (3)	$94,758	$92,368	$94,104	$95,780	$92,728	$187,126	$185,687
Net (gain) loss from fair value adjustments on hedges - loans	(64)	(56)	29	(364)	(137)	(120)	(14)
Net amortization of purchase accounting adjustments	(260)	(252)	(216)	(168)	(198)	(512)	(493)
Core interest income on total loans, net	$94,434	$92,060	$93,917	$95,248	$92,393	$186,494	$185,180

Average total loans, net (2)	$6,681,009	$6,674,665	$6,783,264	$6,740,579	$6,751,715	$6,677,855	$6,779,829
Core yield on total loans	5.65%	5.52%	5.54%	5.65%	5.47%	5.59%	5.46%

(1)	Episodic items include prepayment penalty income, net reversals and recovered interest from nonaccrual and delinquent loans, and swap terminations fees.
(2)	Excludes purchase accounting average balances for all periods presented.
(3)	Excludes interest income from loans held for sale.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540018

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CALCULATION OF TANGIBLE STOCKHOLDERS’

COMMON EQUITY to TANGIBLE ASSETS

(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in thousands)	2025	2025	2024	2024	2024
Total Equity	$706,377	$702,851	$724,539	$666,891	$665,322
Less:
Goodwill	—	—	(17,636)	(17,636)	(17,636)
Core deposit intangibles	(940)	(1,029)	(1,123)	(1,220)	(1,322)
Tangible Stockholders' Common Equity	$705,437	$701,822	$705,780	$648,035	$646,364

Total Assets	$8,776,524	$9,008,396	$9,038,972	$9,280,886	$9,097,240
Less:
Goodwill	—	—	(17,636)	(17,636)	(17,636)
Core deposit intangibles	(940)	(1,029)	(1,123)	(1,220)	(1,322)
Tangible Assets	$8,775,584	$9,007,367	$9,020,213	$9,262,030	$9,078,282

Tangible Stockholders' Common Equity to Tangible Assets	8.04%	7.79%	7.82%	7.00%	7.12%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540019